UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 15, 2012

First Community Corporation

(Exact Name of Registrant As Specified in Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of Principal Executive Offices)	(Zip Code)

(803) 951-2265

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On May 15, 2012, the following restricted stock awards were made to our named executive officers in accordance with the terms of the Company’s 2011 Stock Incentive Plan (the “Plan”).

Executive Officer	Number of Shares of Restricted Stock
Michael C. Crapps	10,563
Joseph G. Sawyer	4,169
David K. Proctor	3,544

The awards for Messrs. Crapps, Sawyer and Proctor fully vest on May 15, 2015.  The vesting of the restricted stock for each named executive officer accelerates upon a change in control, death or permanent disability.  Notwithstanding the forgoing, the vesting of the restricted stock for each named executive officer is subject to any restrictions under Section 111(b)(3)(D) of the Emergency Economic Stabilization Act of 2008 and the regulations adopted pursuant thereto, if applicable.

In addition, on May 15, 2012, each non-employee member of our Board of Directors was awarded 604 shares of restricted stock in accordance with the terms of the Plan.  The awards for the directors fully vest on January 1, 2013.  The vesting of the restricted stock for each director accelerates upon a change in control, death or permanent disability.

The Human Resources/Compensation Committee of the Board of Directors approved the awards of restricted stock to each of our named executive officers and non-employee directors.  A copy of the Plan is filed as Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2011.  Forms of the restricted stock agreement for the named executive officers and the directors are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit

10.1

Form of Restricted Stock Agreement dated May 15, 2012 (Pursuant to Instruction 2 of Item 601, one form of Restricted Stock Agreement has been filed which has been executed by Michael C. Crapps, Joseph G. Sawyer and David K. Proctor)

10.2

Form of Restricted Stock Agreement dated May 15, 2012 (Pursuant to Instruction 2 of Item 601, one form of Restricted Stock Agreement has been filed which has been executed by each of the Company’s non-employee directors)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

Dated: May 21, 2012	By:	/s/JOSEPH G. SAWYER
Name: Joseph G. Sawyer
Title: Chief Financial Officer